MIN-101C03 Update with Open Label, Extension Phase Data October 26, 2016 Exhibit 99.2

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MIN-101C03: Patient Disposition   Placebo to MIN-1012 MIN-101     Placebo1 32 mg 64 mg Total 32 mg 64 mg Total Overall   Screened Population               N' = 342 Subjects Screened But Not Randomized               98 ( 28.7%) Randomized Population   42 41 83 78 83 161 244   Safety Population N'' = 39 N'' = 25 N'' = 19 N'' = 44 N'' = 78 N'' = 83 N'' = 161 N'' = 244 Intent-to-Treat (ITT) Population 35 ( 89.7%) 25 (100.0%) 19 (100.0%) 44 (100.0%) 76 ( 97.4%) 79 ( 95.2%) 155 ( 96.3%) 234 ( 95.9%) Per Protocol (PP) Population 9 ( 23.1%) 25 (100.0%) 19 (100.0%) 44 (100.0%) 48 ( 61.5%) 52 ( 62.7%) 100 ( 62.1%) 153 ( 62.7%) Subjects Completed Double-Blind . Phase and Entered Open-Label Phase 0 ( 0.0%) 25 (100.0%) 19 (100.0%) 44 (100.0%) 45 ( 57.7%) 53 ( 63.9%) 98 ( 60.9%) 142 ( 58.2%) Subjects Completed the Study 0 ( 0.0%) 15 ( 60.0%) 13 ( 68.4%) 28 ( 63.6%) 28 ( 35.9%) 32 ( 38.6%) 60 ( 37.3%) 88 ( 36.1%)   1 Patients treated with placebo during double-blind phase but did not participate in open-label extension part of the study 2 Patients treated with placebo during double-blind phase and crossed-over to MIN-101 in open-label extension part of the study

Baseline for Patients who Crossed from Placebo to MIN-101 is Start of Open Label (Week 12)

MIN-101C03: Negative Symptoms (Pentagonal Structure) Baseline for Placebo-to-MIN-101 is From Start of Open Label Core Phase Extension Phase Baseline for Placebo-to-MIN-101 is From Start of Open Label (Week 12)

MIN-101C03: Negative Symptoms (3-Factors) Baseline for Placebo-to-MIN-101 is From Start of Open Label Core Phase Extension Phase Baseline for Placebo-to-MIN-101 is From Start of Open Label (Week 12)

MIN-101C03: Brief Negative Symptom Score Baseline for Placebo-to-MIN-101 is From Start of Open Label Core Phase Extension Phase Baseline for Placebo-to-MIN-101 is From Start of Open Label (Week 12)

MIN-101C03: Positive Symptoms (3-Factors) Baseline for Placebo-to-MIN-101 is From Start of Open Label Core Phase Extension Phase Baseline for Placebo-to-MIN-101 is From Start of Open Label (Week 12)

MIN-101C03: Total PANSS Baseline for Placebo-to-MIN-101 is From Start of Open Label Core Phase Extension Phase Baseline for Placebo-to-MIN-101 is From Start of Open Label (Week 12)

Safety Results Findings

MIN-101C03: Common Adverse Events (≥ 5% of Patients)   MIN-1012   System Organ Class Preferred Term Placebo1 (N = 83)   32 mg (N = 103) 64 mg (N = 102) Total (N = 205)   Overall (N = 244)   Subjects with Any Common TEAE 20 ( 24.1%) 24 ( 23.3%) 29 ( 28.4%) 53 ( 25.9%) 69 ( 28.3%)   Investigations 0 ( 0.0%) 0 ( 0.0%) 6 ( 5.9%) 6 ( 2.9%) 6 ( 2.5%) Electrocardiogram QT prolonged 0 ( 0.0%) 0 ( 0.0%) 6 ( 5.9%) 6 ( 2.9%) 6 ( 2.5%)   Nervous system disorders 3 ( 3.6%) 9 ( 8.7%) 8 ( 7.8%) 17 ( 8.3%) 19 ( 7.8%) Headache 3 ( 3.6%) 9 ( 8.7%) 8 ( 7.8%) 17 ( 8.3%) 19 ( 7.8%)   Psychiatric disorders 18 ( 21.7%) 17 ( 16.5%) 18 ( 17.6%) 35 ( 17.1%) 50 ( 20.5%) Anxiety 5 ( 6.0%) 8 ( 7.8%) 7 ( 6.9%) 15 ( 7.3%) 19 ( 7.8%) Insomnia 8 ( 9.6%) 7 ( 6.8%) 8 ( 7.8%) 15 ( 7.3%) 22 ( 9.0%) Schizophrenia 9 ( 10.8%) 4 ( 3.9%) 7 ( 6.9%) 11 ( 5.4%) 19 ( 7.8%)   1 Patients treated with placebo during double-blind phase for 3-Month 2 All patients treated with MIN-101 including patients previously treated with placebo during double-blind phase and crossed-over to MIN-101 in open-label extension part of the study